UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

PSB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other	(Commission File Number)	(I.R.S. Employer Identification No.)
jurisdiction of incorporation)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On February 25, 2014, the Office of the Comptroller of the Currency terminated the formal agreement that had been entered into with Putnam Bank, the wholly-owned subsidiary of PSB Holdings, Inc. (the “Company”), on June 20, 2012.

Item 8.01	Other Events.

On February 27, 2014, the Company issued a press release announcing the termination of the Order. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press release dated February 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: February 27, 2014	By: /s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr. Executive Vice-President and Chief Financial Officer